77Q1e

Management Agreement with American Century Investment Management, dated July 16, 2010 (filed electronically as Exhibit (d) (2)
to Post-Effective Amendment No. 59 to the Registration Statement
of the Registrant on September 28, 2010, File No. 002-91229 and
incorporated herein by reference).